UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 4, 2010
DIAMOND FOODS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51439	20-2556965

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

600 Montgomery Street, 17th Floor
San Francisco, California	94111

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (415) 445-7444
N/A
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
On March 4, 2010, Diamond Foods, Inc. (“Company”) executed and delivered an underwriting agreement (“Underwriting Agreement”) with Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and BMO Capital Markets Corp. as representatives (“Representatives”) of the underwriters (“Underwriters”) named therein, relating to the issuance and sale of 4,500,000 shares of Company common stock in a public offering at a price to the public of $37.00 per share, and the grant to the Underwriters of an option to acquire up to an additional 675,000 shares of such common stock (“Option”). On March 5, 2010, the Representatives notified the Company that the Underwriters had exercised the Option. The proceeds of this offering to the Company, including the shares sold in the Option after underwriting discounts and commissions, will be approximately $181 million.
This offering is being made pursuant to the Company’s registration statement on Form S-3 (Registration No. 333-162221) and a related prospectus supplement, each filed with the Securities and Exchange Commission.
The Underwriting Agreement includes customary representations, warranties and covenants by the Company. Under the terms of the Underwriting Agreement, the Company has agreed to indemnify the Underwriters against certain liabilities. The Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K and this description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit, which is incorporated herein by reference.
The opinion of the Company’s counsel as to the legality of the common stock is filed as Exhibit 99.1 to this Form 8-K.
Item 7.01. Regulation FD Disclosure
On March 4, 2010, the Company issued a press release announcing the pricing of the offering described in Item 1.01 of this report. A copy of that press release is filed as Exhibit 99.2 to this Form 8-K and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit	Description

1.1	Underwriting Agreement by and among Diamond Foods, Inc., Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and BMO Capital Markets Corp., dated March 4, 2010.

99.1	Opinion of Fenwick & West LLP, counsel to Diamond Foods, Inc.

99.2	Diamond Foods, Inc. press release dated March 4, 2010, announcing pricing of the common stock offering.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMOND FOODS, INC.

Date: March 4, 2010	By:	/s/ Stephen E. Kim Name: Stephen E. Kim
Title: Senior Vice President, General Counsel
and Human Resources

INDEX TO EXHIBITS

Exhibit	Description

1.1	Underwriting Agreement by and among Diamond Foods, Inc., Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and BMO Capital Markets Corp., dated March 4, 2010.

99.1	Opinion of Fenwick & West LLP, counsel to Diamond Foods, Inc.

99.2	Diamond Foods, Inc. press release dated March 4, 2010, announcing pricing of the common stock offering.